UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 22, 2002



                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 0-12104                   61-1009366
     (State or other            (Commission                (IRS Employer
     jurisdiction of            File Number)            Identification No.)
      incorporation)



     300  American  Road,  Morris  Plains,  New Jersey               07950
     (Address of  principal executive offices)                    (zip code)


       Registrant's telephone number, including area code: (973) 605-8200


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     As of October 22, 2002, the Board of Directors of Immunomedics, Inc., a Delaware corporation (the "Company"), terminated KPMG LLP ("KPMG") as the Company's independent accountants, and approved the engagement of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the fiscal year ending June 30, 2003. Consistent with the policy of the Company's Board of Directors to consider a change in accounting firms from time to time, after ten years with KPMG the Company's Audit Committee determined it was an appropriate time to make a change. Following a review of the available alternatives with the Company's senior management, the Audit Committee resolved to recommend to the entire Board of Directors that the Company engage Ernst & Young. The Board of Directors then unanimously approved the recommendation.

     The audit reports of KPMG on the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's fiscal years ended June 30, 2002 and 2001, and the subsequent interim period through October 22, 2002, there were no disagreements between the Company and KPMG concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company did not consult with Ernst & Young during its fiscal years ended June 30, 2002 and 2001 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Company's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

     The Company has provided KPMG with a copy of the disclosures contained in this filing and has included as an exhibit hereto the response of KPMG to the disclosures set forth herein.

Item 7. Financial Statements and Exhibits.


(c)  Exhibits

     16.1 Letter of KPMG LLP, dated October 25, 2002, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMMUNOMEDICS, INC.




Date:  October 25, 2002                   /s/ GERARD G. GORMAN
                                          ---------------------------
                                          Gerard G. Gorman
                                          Vice President Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
16.1 Letter of KPMG LLP, dated October 25, 2002, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

                                                                    Exhibit 16.1


October 25, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Immunomedics, Inc. and, under the date of August 9, 2002, we reported on the consolidated financial statements of Immunomedics, Inc. as of and for the years ended June 30, 2002 and 2001. On October 22, 2002, our appointment as principal accountants was terminated.

We have read Immunomedics, Inc.'s statements included under Item 4 of its Form 8-K dated October 25, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with the following:

     i) All of the Company's statements in the first paragraph, except that we agree that as of October 22, 2002, the Board of Directors of Immunomedics, Inc., terminated KPMG LLP as the Company's independent accountants, and

     ii)  The Company's statements in the fourth paragraph.

Very truly yours,

KPMG LLP